SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2003

                      PATRIOT TRANSPORTATION HOLDING, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



     FLORIDA                  0-17554            59-2924957
 ----------------        -----------------   ------------------
 (State or other         (Commission         (I.R.S. Employer
  jurisdiction            File Number)        Identification No.)
  of incorporation)

1801 Art Museum Drive
Jacksonville, Florida                              32207

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(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (904) 396-5733

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  (Former Name or Former Address, if Changed Since Last Report)

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                         CURRENT REPORT ON FORM 8-K

                    PATRIOT TRANSPORTATION HOLDING, INC.

                               April 29, 2003


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

         99.1 Press Release dated April 29, 2003.


ITEM 9.  REGULATION FD DISCLOSURE

         On April 29, 2003, Patriot Transportation Holding, Inc. (the "Company") issued a press release announcing its fiscal 2003 second quarter earnings. A copy of the press release is furnished as Exhibit 99.1.

         The information contained in this report is being furnished pursuant to Item 9, Regulation FD Disclosure, and Item 12, Disclosure of Results of Operations and Financial Condition.



                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                              PATRIOT TRANSPORTATION HOLDING,INC.


Date:  April 29, 2003         By:  /s/  Ray M. Van Landingham

                              -------------------------------
                              Ray M. Van Landingham
                              Vice President, Finance and
                              Administration and Chief
                              Financial Officer

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                              EXHIBIT INDEX


Exhibit No.
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
99.1            Press Release dated April 29, 2003 issued by
                Patriot Transportation Holding, Inc.







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